Exhibit 99.1

In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, AFFO, and certain other terms referred to herein are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. SAFE HARBOR

Overview Internal Growth Valuation DISCUSSION TOPICS

Total Investments: $1.44B %Direct Hotel Investments: 92% % Debt Investments: 8% Exclusively invests in the hospitality industry across all segments and at all levels of the capital structure, including: direct hotel investments, first mortgages, mezzanine loans, and sale-leasebacks OVERVIEW - Investment Strategy

OVERVIEW - Asset Allocation HOTEL OWNERSHIP Current yield Capital appreciation Undervalued assets Reposition Timing: Trough/ Mid- Stage Recovery FIRST MORTGAGE Stable returns High volume Counter cyclical Timing: Peak/Early Decline MEZZANINE Wide index spreads Inefficient market Foreclosure options Timing: Late Decline/Early Recovery SALE-LEASEBACK Stable returns Participation Timing: Late Recovery/Mid- Stage Decline PEAK Late Cycle Early Recovery Full Decline Early Decline TROUGH

OVERVIEW - Track Record Demonstrated expertise in creating value throughout cycles Source: HVS International, Ashford Hospitality Trust, AHT 2005 hotel value per room estimate Management Acquisitions Management Sales and Listings Spot Price - U.S. Hotel Value Per Room '90 33000 '91 24000 '92 6700 24000 '93 12174 311 28000 '94 3876 821 34000 '95 360 2589 43000 '96 1247 52000 '97 4917 66000 '98 1552 495 66000 '99 610 5626 66000 '00 669 532 77000 '01 284 221 58000 '02 54000 '03 2416.52 54000 '04 3576.19 112.23 71000 '05 9174.17 3279.38 80000 Ashford IPO Value per Room Rooms

TEV $1,450.3M Net Debt to TEV 50% EBITDA / Interest Expense 2.61x Blended Interest Cost 5.64% % Fixed 77% Shares Outstanding 62.3M Dividends $0.18/share EBITDA $29.9M AFFO / Share $0.25/share CAD / Share $0.23/share Net Income $0.08/share EBITDA Margin 26.9% Key Financial Measures 3Q '05 Income Statement 3Q '05 Investments in Hotels, net $996.83 Assets Held for Sale $154.13 Notes Receivable $99.84 Cash $78.42 Other $66.73 Total Assets $1,395.95 Indebtedness $800.48 Other $55.32 Total Liabilities $855.79 Balance Sheet ($M) 3Q '05 Key Performance Indicators 3Q '05 Room Revenue $65.9M Occupancy 75.7% ADR $107.86 RevPAR $81.69 % Increase over Prior Year 12.3% Committed Capital Expenditures $75.0M Remaining to be spent $43.8M % of EBITDA in primary markets 77.5% (1) (1) Calculation based on core portfolio of 62 hotels (2) Based upon 50 hotel properties included in income from continuing operations that were not under renovation during the 3Q 2005 OVERVIEW - Financial Snapshot (2) (2) (2) (2) (1) (1) (1) (2)

INTERNAL GROWTH - Methods Capital Recycling Renovation/Repositioning RevPAR/Margin Growth Capital Structure

Acquired 21 hotel portfolio for $250M at attractive yields Core Portfolio TTM Cap Rate 11% TTM EBITDA Yield 13% Price Per Key $68,601 Sold or under contract to sell 8 non core assets for approximately $37.5M equating to 1.1% trailing cap rate Reinvested sales proceeds into higher yielding assets during the quarter Value creation enabled $210M refinancing of core asset purchase price, excluding capital expenditures INTERNAL GROWTH - Capital Recycling

Direct Hotel Investments Yields (TTM EBITDA at Acquisition) INTERNAL GROWTH - Capital Recycling

Mezzanine Loan Yields at Origination INTERNAL GROWTH - Capital Recycling

187 room Sheraton Bucks County and adjacent office building acquired for $16.7M $5.7M spent during renovation equating to $32,000 per key Renovation included exterior, guest rooms, meeting rooms, restaurant, and common areas Sold adjacent office building to buyer that is funding office improvements and shares in combined capital expenditures INTERNAL GROWTH - Renovation Before Renovation After Renovation

INTERNAL GROWTH - Renovation Capital improvement drives RevPAR and EBITDA margin growth (1) The above proforma table includes the only the 62 hotel properties included in income from continuing operations

INTERNAL GROWTH - RevPAR/Margin Growth 193 room Sea Turtle Inn acquired for $23.4M located on the beach in Jacksonville, FL TTM room revenue increased $348,876 since the acquisition while TTM NOI increased $870,000 Ashford has cut costs by $521,000 TTM Pre-Acquisition 9/30/05 TTM Occupancy % 75.2% 72.4% ADR $111.86 $121.10 RevPAR $84.12 $87.68 Room Revenue $5.82M $6.17M NOI $1.93M $2.80M NOI Margin 21.1% 28.3%

Post 3Q'05 financing activity improved capital structure Weighted average maturity extended to 9.1 years from 6.5 years Weighted average cost of debt reduced from 5.8% to 5.6% Approximately 87% of debt is fixed Recent refinancing unencumbered 13 hotels from debt as a result of value creation (1) Assumes extension options are exercised INTERNAL GROWTH - Capital Structure Maturity Date (1)

Room Demand Room Supply GDP 1988 0.047 0.046 0.042 1989 0.048 0.037 0.035 1990 0.022 0.035 0.018 1991 -0.011 0.017 -0.005 1992 0.021 0.009 0.03 1993 0.019 0.006 0.027 1994 0.032 0.012 0.04 1995 0.021 0.016 0.027 1996 0.021 0.024 0.036 1997 0.025 0.035 0.044 1998 0.027 0.039 0.043 1999 0.03 0.038 0.041 2000 0.035 0.026 0.037 2001 -0.034 0.019 0.008 2002 0.003 0.016 0.019 2003 0.016 0.011 0.03 2004 0.046 0.01 0.044 2005 E 0.033 0.004 0.035 VALUATION - Lodging Fundamentals Source: Friedman, Billings, Ramsey & Co., Inc., Smith Travel Research, PricewaterhouseCoopers. TTM through September 2005 Percentage Change Apartment Office Industrial Shopping Center Lodging FFO 18 14.8 14.4 14.3 10.7 2006E FFO Multiple Lodging undervalued despite strong fundamentals

Source: Yield Calculated using 11/21/05 closing price Increased the dividend every quarter for the past 7 quarters and the current quarterly dividend of $0.18 per share is the 4th highest yield among Hotel REITs VALUATION - Growing Dividend Dividend Yield

Demonstrated ability to acquire assets at attractive per key values VALUATION - Value Per Key (1) (1) Calculated by taking the average mid-point of Citibank and Legg Mason analyst estimates of brand values across chain scales

SUMMARY ASHFORD HIGHLIGHTS Diversified investment strategy unique among peers Significant growth potential Capital Recycling Renovation / Repositioning RevPAR / Margin Growth Capital Structure Positioned to outperform Attractive portfolio value Above average dividend yield Management alignment with shareholders